SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

John Hancock Life Insurance Company

(Exact name of registrant as specified in its charter)

Massachusetts	333-45862	04-1414660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

John Hancock Place

PO Box 111

Boston, Massachusetts 02117

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 572-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

4	Issuance Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN HANCOCK LIFE INSURANCE COMPANY

Date: November 9, 2004

/s/ Frederic W. Corwin, Jr.
Frederic W. Corwin, Jr. Vice President & CFO Guaranteed and Structured Financial Products